Exhibit 99.1

FOR IMMEDIATE RELEASE

March 30, 2023

Investor Relations: Brian Brungardt, Director of Investor Relations, 214-721-9353, brian.brungardt@enlink.com

Media Relations: Megan Wright, Director of Corporate Communications, 214-721-9694, megan.wright@enlink.com

EnLink Midstream Announces Proposed Offering of Additional Senior Notes Due 2030

DALLAS, March 30, 2023 — EnLink Midstream, LLC (NYSE: ENLC) (EnLink) today announced its intention, subject to market conditions, to commence an offering of $300.0 million aggregate principal amount of its 6.500% senior notes due 2030 (the Additional Notes). The Additional Notes are being offered as an additional issue of EnLink’s existing $700.0 million aggregate principal amount of 6.500% senior notes due 2030 that EnLink issued on August 31, 2022 (the Initial Notes). The Additional Notes will be issued under the same indenture as the Initial Notes, will be treated as a single class of debt securities with the Initial Notes and will have the same terms, other than the issue date and offering price. Like the Initial Notes, the Additional Notes will be fully and unconditionally guaranteed on a senior basis by EnLink Midstream Partners, LP (ENLK), a subsidiary of EnLink.

EnLink intends to use the net proceeds from the offering to repay outstanding borrowings under its revolving credit facility.

The Additional Notes and ENLK’s guarantee are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the Securities Act), or to persons other than “U.S. persons” outside the United States in compliance with Regulation S under the Securities Act. The Additional Notes and ENLK’s guarantee have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This notice is issued pursuant to Rule 135c of the Securities Act, and does not constitute an offer to sell any security, including the Additional Notes or ENLK’s guarantee, nor a solicitation for an offer to purchase any security, including the Additional Notes or ENLK’s guarantee, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.

About EnLink Midstream

Headquartered in Dallas, EnLink Midstream (NYSE: ENLC) provides integrated midstream infrastructure services for natural gas, crude oil, condensate, and NGLs, as well as CO2 transportation for carbon capture and sequestration (CCS). Our large-scale, cash-flow-generating asset platforms are in premier production basins and core demand centers, including the Permian Basin, Louisiana, Oklahoma, and North Texas. EnLink is focused on maintaining the financial flexibility and operational excellence that enables us to strategically grow and create sustainable value.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Although these statements reflect the current views, assumptions, and expectations of EnLink’s management, the matters addressed herein involve certain assumptions, risks, and uncertainties that could cause actual activities, performance, outcomes, and results to differ materially from those indicated herein. Therefore, you should not rely on any of these forward-looking statements. All statements, other than statements of historical fact, included in this press release constitute forward-looking statements, including but not limited to statements identified by the words “forecast,” “may,” “believe,” “will,” “should,” “plan,” “predict,” “anticipate,” “intend,” “estimate,” “expect,” and “continue” and similar expressions. Such forward-looking statements include, but are not limited to, statements regarding the anticipated consummation of the offering, the intended use of offering proceeds, the anticipated terms of the securities described herein, other aspects of the offering, and other statements that are not historical facts. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including risks and uncertainties related to EnLink’s business, market conditions, whether EnLink will consummate the offering, the anticipated terms of the Additional Notes and the anticipated use of proceeds, the impact of competition, and other risk factors included in EnLink’s reports filed with the Securities and Exchange Commission. An extensive list of factors that can affect EnLink’s business are discussed in EnLink’s filings with the Securities and Exchange Commission, including EnLink’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. EnLink assumes no obligation to update any forward-looking statements.

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